Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

(€ million)	2021	2020	2019
Cash	1,358	1,144	701
Cash equivalents(a)	8,740	12,771	8,726
Cash and cash equivalents	10,098	13,915	9,427
(a) As of December 31, 2021, cash equivalents mainly comprised the following: (i) €5,057 million invested in euro and US dollar denominated money-market mutual funds (December 31, 2020: €8,703 million; December 31, 2019: €5,304 million); (ii) €2,768 million of term deposits (December 31, 2020: €3,259 million; December 31, 2019: €2,211 million) and (iii) €179 million in commercial paper (December 31, 2020: €74 million; December 31, 2019: €446 million). Cash equivalents also include €427 million held by captive insurance and reinsurance companies in accordance with insurance regulations (December 31, 2020: €425 million; December 31, 2019: €456 million).